October 26, 2012

DREYFUS INVESTMENT FUNDS

- DREYFUS/THE BOSTON COMPANY SMALL CAP GROWTH FUND

Supplement to Summary and Statutory Prospectus

dated February 1, 2012

The following information supplements and supersedes any contrary information contained in the fund’s Summary and Statutory Prospectus.

            Effective November 1, 2012, the fund will be re-opened to new investors.

October 26, 2012

DREYFUS INVESTMENT FUNDS

-DREYFUS/THE BOSTON COMPANY SMALL CAP

TAX-SENSITIVE EQUITY FUND

Supplement to Summary Prospectus and Statutory Prospectus

dated February 1, 2012

The Board of Trustees of Dreyfus Investment Funds has approved the liquidation of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, effective on or about January 8, 2013 (the “Liquidation Date”).  Accordingly, effective on or about November 15, 2012, the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by The Dreyfus Corporation and established the Fund as an investment option in the plan by July 6, 2007.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check no longer will be accepted after December 21, 2012.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.

October 26, 2012

DREYFUS INVESTMENT FUNDS

-DREYFUS/NEWTON INTERNATIONAL EQUITY FUND

Supplement to Summary and Statutory Prospectus

dated February 1, 2012, as revised March 7, 2012

The following information supersedes and replaces the information contained in the section of the fund's Prospectus entitled “Fund Summary -  Portfolio Management”:

The fund’s investment adviser is The Dreyfus Corporation and the fund’s sub-investment adviser is Newton Capital Management Limited (Newton), an affiliate of The Dreyfus Corporation.  Paul Markham and Jeff Munroe are the fund's primary portfolio managers, positions they have held since March 2008 and October 2012, respectively.  Mr. Markham, the fund's lead portfolio manager, is an investment manager for global equities, and is a member of the global investment committee as well as the global equity ex-U.S. model and equity strategy groups, at Newton.  Mr. Munroe is an investment leader of the global equities team at Newton.

The following information supersedes and replaces the portfolio manager information continued in the fourth paragraph in the section of the prospectus entitled “Fund Details -  Management”:

Paul Markham and Jeff Munroe are the fund's primary portfolio managers, positions they have held since March 2008 and October 2012, respectively.  Mr. Markham, the fund's lead portfolio manager, is an investment manager for global equities, and is a member of the global investment committee as well as the global equity ex-U.S. model and equity strategy groups, at Newton, where he has been employed since 1998.  Mr. Munroe is an investment leader of the global equities team at Newton, where he has been employed since 1993.